2006 Annual Results
2006 Annual Results
February 27, 2007
9 a.m. ET / 8 a.m. CT
Investor & Public
Relations:
Norelle Lundy, Vice President Hillarie
Forister,
Senior Analyst (713) 507-6466 ir@dynegy.com
Exhibit 99.2
Filed by Dynegy Acquisition, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as
amended, and deemed filed pursuant to Rule 14a-12 of the
Securities Exchange Act of 1934, as amended
Subject Company: Dynegy Inc.
Commission File No: 001-15659

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2007 financial estimates and the proposed combination with LS Power, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports under the
Securities Exchange Act of 1934, including its 2005 Form 10-K, as amended, and first, second and third quarter 2006 Form 10-Qs for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally.  Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
In connection with the LS Power transaction announced on September 15, 2006, Dynegy and Dynegy Acquisition, Inc. have filed a definitive proxy statement/prospectus with the SEC.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT
INFORMATION CONTAINED IN THE MATERIALS REGARDING THE PROPOSED TRANSACTION.  THEY CONTAIN IMPORTANT INFORMATION
ABOUT DYNEGY, LS POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION.  Investors and security holders may obtain a copy of the definitive proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the definitive proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 or by calling 713-507-6466.
Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction.  Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006.
Additional information regarding the interests of such potential participants is included in the definitive proxy statement/prospectus and other relevant documents filed with the SEC.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.  However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure.  Free cash flow can be reconciled to operating cash flow using the following calculation:
Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow.  We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

AGENDA
AGENDA
Bruce Williamson
2006 Annual Highlights
Integration Update
New Dynegy’s Planned Capital Structure
Holli Nichols
2006 Financial Highlights
Business Segment Financial Review
Bruce Williamson
2007 Cash Flow and Earnings Estimates
Earnings Sensitivities
Upcoming Events
Management Team
Q&A

2006 ANNUAL HIGHLIGHTS
2006 ANNUAL HIGHLIGHTS
Generation EBITDA improved year-over-year
2006 benefited from strong execution of near-term commercial strategy and continued focus on reliable operations
2006 impacted by liability management costs and asset impairments, while 2005 included the gain on the sale of the Midstream business, offset by toll settlements and legal charges
Completed comprehensive liability management plan, reducing debt and other obligations by more than $2.5 B
Completed Rocky Road-West Coast Power asset exchange and Rockingham asset sale
Announced agreement with state of Illinois to reduce mercury and other emissions, which is expected to create one of the cleanest-burning coal fleets in Illinois and U.S.
Participated in Illinois auction process to supply a portion of Ameren’s full-requirements load
Settled Enron trade credit litigation, resolving a major legacy legal claim
Announced proposed LS Power combination and development joint venture
Building a strong platform for future consolidation and growth

INTEGRATION UPDATE
INTEGRATION UPDATE
Expiration of Hart-Scott-Rodino waiting period
Filing of preliminary proxy statement/prospectus with SEC
Presentation of 2007 combined company cash flow and earnings estimates
Receipt of New York Public Service Commission approval
Receipt of FERC approval
Proxy statement and prospectus effective with the SEC and mailed to shareholders
Pending: Special shareholder meeting and affirmative vote of at least 2/3 of Dynegy’s
Class A shares; meeting scheduled for March 29, 2007
Pending: Transaction closing
On track for transaction closing at end of 1Q 2007

NEW DYNEGY’S PLANNED CAPITAL STRUCTURE
PRO FORMA AS OF CLOSING ($ in MM)
NEW DYNEGY’S PLANNED CAPITAL STRUCTURE
PRO FORMA AS OF CLOSING ($ in MM)
Dynegy Power Corp.
Central Hudson
(3)
$820
Dynegy Holdings Inc.
$750 Million Revolver
(1)
$275
Synthetic LC Facility
(2)
$500
Second Secured Notes $11
Sr. Unsec. Notes/Debentures
$2,397
Subordinated Debentures $200
Secured
Key
Secured Non-Recourse
Unsecured
Dynegy Inc..
Sithe Energies
Senior Debentures      $428
LS Power Portfolio
(4)
1st Lien $1,500
2    Lien 200
Operating Assets $1,700
Plum Point, Net 202
Total $1,902
Note: Represents current capital structure expectations and assumptions as of February 2007, which have been adjusted to reflect balances expected as of 3/31/07.
(1) Represents drawn amounts under the revolver upon expected closing of transaction.
(2) Proceeds from this facility are expected to be drawn and fully collateralize the issuance of letters of credit.  Includes $200 MM from original facility, $185 MM for
LS Power parental support, $83 MM for Sithe debt reserve and $32 MM for miscellaneous developmental requirements.
(3) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease. DHI has guaranteed the lease payments on a senior unsecured basis. Amount reflects PV (10%) of future lease payments as of 3/31/07.
(4) See the appendix for more details about the LS Power debt portfolio.
nd

Holli Nichols EVP & CFO Holli Nichols EVP & CFO

INCOME
STATEMENT
2006 FINANCIAL HIGHLIGHTS
2006 FINANCIAL HIGHLIGHTS
2006 net loss applicable to common shareholders of $342 MM
includes:
$205 MM after-tax debt conversion and other financing costs
$99 MM after-tax asset impairments
$34 MM after-tax legal and settlement charges, and
$29 MM charges related to Canada tax audit, offset by
$24 MM after-tax income from discontinued operations
2006 free cash flow of $164 MM
Operating cash flow of $(194) MM
Investing cash flow of $358 MM
(1)
Collateral of $195 MM posted as of 12/31/06
Total debt and lease obligations of $4.1 B as of 12/31/06
Liquidity of $878 MM as of 12/31/06
Includes cash on hand of $371 MM
CASH FLOW
BALANCE
SHEET
(1) Investing cash flow primarily consists of $384 MM net proceeds from asset sales and acquisitions plus $129 MM decrease in restricted cash and other, offset by $155 MM capex.

2006 RESULTS: GEN – MIDWEST
($ in MM)
2006 RESULTS: GEN – MIDWEST
($ in MM)
2006 EBITDA improved primarily due to higher
prices realized
2006 EBITDA included $110 MM in asset
impairments, compared to $29 MM in 2005
4Q 2005 included $7 MM G&A expense, which is
no longer allocated to business segments; YTD
2005 G&A $33 MM
Net volumes generated 21.5 MM MWh, down 2%
2006 capex lower than 2005 due to timing of
major maintenance and PRB conversions
EBITDA
CapEx
Average Actual On-Peak Market Power Prices:
($/MWh) 2005 2006
Cin Hub/Cinergy $64 $52
NI Hub/ComEd $62 $52
$378A
$355A
$113A
$101A
2005     2006                      2005     2006
2005 2006 2005 2006
EBITDA 75 $          92 $          355 $       378 $
Asset Impair. 29             14             29             110
G&A Expense 7               -            33             -
111 $       106 $       417 $       488 $
3 Months Ended Dec. 31

EBITDA
CapEx
2006 RESULTS: GEN – NORTHEAST
($ in MM)
2006 RESULTS: GEN – NORTHEAST
($ in MM)
2006 EBITDA increased primarily due to higher
prices realized and improved capacity sales at
Independence, partially offset by lower volumes
and a $6 MM fuel oil inventory write-down at
Roseton
4Q 2005 included $4 MM G&A expense, which is
no longer allocated to business segments; YTD
2005 G&A $22 MM
Net volumes generated 4.4 MM MWh, down 48%
Decline primarily due to compression of spark
spreads, causing decreased run-time at Roseton
and Independence
Average Actual On-Peak Market Power Prices:
($/MWh) 2005 2006
NY – Zone G $92 $76
NY – Zone A $76 $59
($/MMBtu)
Fuel Oil Delivered $7.13 $7.84
Natural Gas
(1)
$8.80 $6.74
2005 2006 2005 2006
EBITDA (11) $        5 $            53 $          88 $
G&A Expens 4               -            22             -
(7) $           5 $            75 $          88 $
3 Months Ended Dec. 31
2005     2006                      2005     2006
$53A
$21A
$22A
$88A
(1) Calculated as the average of daily gas prices for the period.

EBITDA
CapEx
2006 RESULTS: GEN – SOUTH
($ in MM)
2006 RESULTS: GEN – SOUTH
($ in MM)
2006 EBITDA decreased primarily due to higher
impairment charges and lower ancillary service
revenue and equity earnings, partially offset by
improved results from peaking facilities
2006 EBITDA included $45 MM impairment charges
compared to $27 MM in 2005
4Q 2005 included $2 MM G&A expense, which is no
longer allocated to business segments; YTD 2005
G&A $11 MM
Net volumes generated 3.3 MM MWh, down 9%
(1)
ERCOT and Southern prices decreased 22% on
average compared to 2005
Capex increased in 2006 due to planned
environmental activities at Lyondell
Average Actual On-Peak Market Power Prices:
($/MWh) 2005 2006
ERCOT $80 $63
Southern $71 $55
($/MMBtu)
Natural Gas
(2)
$8.80 $6.74
(1) Volumes calculated excluding assets sold.
(2) Calculated as the average of daily gas prices for the period.
12 Months Ended Dec. 31
2005 2006 2005 2006
EBITDA (22) $        (42) $        (4) $           (34) $
Asset Impair. -            36             -            45
Equity Impair. 19             -            27             -
G&A Expense 2               -            11             -
(1) $           (6) $           34 $          11 $
3 Months Ended Dec. 31
2005       2006                  2005     2006
$(4)A
$(34)A
$24A
$9A

2006 RESULTS: CRM
($ in MM)
2006 RESULTS: CRM
($ in MM)
2006 earnings benefited from MtM income on legacy positions, as well as expiration of the Gregory toll in July 2005 and elimination of the Sterlington toll in 1Q 2006, partially offset by $53 MM legal and settlement charges
2006 income from discontinued operations primarily related to a receivable previously reserved that is now expected to be collected
Independence toll charge in 2005 resulted from write-off of power tolling contracts which became intercompany agreements upon acquisition of Sithe Energies
YTD 2006 cash flow includes payment of $370 MM to exit Sterlington toll and approximately $80 MM for legal settlements (approximately $45 MM in 4Q 2006); 4Q 2006 also reflects reclassification of cash inflows to GEN segment
YTD 2005 cash flow benefited from net returns of cash collateral as letters of credit were substituted as collateral, offset by payments for tolling arrangements
2005 2006 2005 2006
Earnings (Loss) Before Interest, Taxes and Depr. and Amort. (414) $        31 $            (640) $        34 $
Sterlington Toll Settlement Charge 364             -              364             -
Independence Toll Settlement Charge -              -              169             -
Legal and Settlement Charges (Included in G&A) 9                 -              38               53
Discontinued Operations (3)                (18)              (6)                (23)
(44) $          13 $            (75) $          64 $
Cash Flow From (Used In) Operations 43 $            (91) $          (21) $          (461) $
3 Months Ended Dec. 31 12 Months Ended Dec. 31

2006 RESULTS: OTHER
($ in MM)
2006 RESULTS: OTHER
($ in MM)
Other results consist primarily of general and administrative costs and legal and settlement charges, offset by interest income
Beginning in 2006, general and administrative costs are no longer allocated to individual segments
2005 legal and settlement charges related to shareholder class action and derivative lawsuit settlements and associated legal expenses
2005 income from discontinued operations consists primarily of the gain from the Midstream business sale in 2005 and income from Midstream operations for the first 10 months of the year
Cash flow used in operations primarily relates to interest payments
(2)
and general and
administrative costs; 2005 cash flow includes $255 MM of payments for settlement of shareholder class action and derivative litigation
2005 2006 2005 2006
Earnings (Losses) Before Int., Taxes and Depr. and Amort. 1,086 $    (29) $        986 $       (100) $
Legal and Settlement Charges -            -            249           -
Restructuring Charges 11             -            11             -
G&A Expense (Excluding Legal and Settlement Charges) 25             36             115           143
Discontinued Operations (1,112) (4)              (1,341) (7)
10 $          3 $            20 $          36 $
Cash Flow Used In Operations
(1)
(13) $        (118) $      (481) $      (431) $
3 Months Ended Dec. 31
(1) 2005 cash flow includes inflows of $47 MM and $288 MM, respectively, of 4Q and YTD cash flow from Midstream operations, which is reported in discontinued operations in the Other segment.
(2) Interest payments associated with Sithe debt are included in generation business cash flow in 2006.

Bruce Williamson Chairman & CEO Bruce Williamson Chairman & CEO

2007 CASH FLOW ESTIMATES: GAAP BASIS
2007 CASH FLOW ESTIMATES: GAAP BASIS
GEN OCF adjustment primarily related to cash received in 2006 for 2007 forward sales
Other OCF adjustment due to timing of Sithe interest payment previously expected in 2006
Note: 2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 1/30/07 and assume closing of the LS Power transaction at end 1Q 2007.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Asset sale proceeds in the range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets.  Divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow. Proceeds from the expected sale of Calcasieu are assumed to be received in early 2008.
Based on Price Curves as of January 30, 2007
($ in millions) GEN OTHER 2007 Total
Previous GAAP OCF Estimates $ 1,170-1,260 $ (570-560) $ 600-700
Adjustments (Approximate):
Timing of Receipts and Payments (80) (20) (100)
New GAAP OCF Estimates $ 1,090-1,180 $ (590-580) $ 500-600
GAAP ICF
Capex - Maintenance (155) (15) (170)
Capex - Consent Decree (90) - (90)
Capex - Plum Point Development (155) - (155)
Investment in Development Portfolio - (10) (10)
Proceeds from Asset Sales and Acquisition Costs, Net
(1)
200 (145) 55
Change in Restricted Cash 155 30 185
Free Cash Flow $ 315-415
Add Back: Acquisition Costs 145
Less: Proceeds from Asset Sales
(1)
(200)
Free Cash Flow - Core Business $ 260-360

2007 EARNINGS ESTIMATES: GAAP BASIS
2007 EARNINGS ESTIMATES: GAAP BASIS
Note: 2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 1/30/07 and assume closing of the LS Power transaction at end 1Q 2007, excluding purchase accounting adjustments. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Reduced 2007 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could result in impairment charges.
(1) Calculated based on 755 MM weighted-average shares outstanding.
Other includes G&A costs of approximately $160 MM, primarily offset by interest income
Interest expense of $435 MM includes approximately $30 MM for Plum Point
Estimates exclude purchase accounting adjustments to be recorded upon closing of LS
Power transaction
Earnings may be more volatile as many of the forward sales commitments associated with the LS Power portfolio are marked-to-market under GAAP, which may create variances between earnings and cash flows in certain periods
Based on Price Curves as of January 30, 2007
($ in millions) Midwest West Northeast Total GEN OTHER 2007 Total
EBITDA Estimates $ 745-795 $ 215-235 $ 175-205 $ 1,135-1,235 $ (115-105) $ 1,020-1,130
Depreciation (180) (45) (40) (265) (15) (280)
Interest (435)
Tax Expense (115-160)
Net Income Applicable to Common Shareholders - GAAP $ 190-255
Earnings Per Share
(1)
$ 0.25-0.34

Expected 2007 Total EBITDA Ranges
Given $/MMBtu Cost of Natural Gas
2007 TOTAL EARNINGS SENSITIVITY
TO NATURAL GAS
2007 TOTAL EARNINGS SENSITIVITY
TO NATURAL GAS
Full-year 2007 average natural gas price as
of 1/30/07 = $7.80/MMBtu (Henry Hub)
+/- $1/MMBtu change in natural gas is
approximately equal to:
+/- ~4% change
(3)
in Generation EBITDA
+/- ~$50 MM change in Generation EBITDA
Note: EBITDA based on full-year estimates for existing Dynegy assets and 9 months of estimates for LS Power assets beginning 4/01/07.
(1) Pricing as of 11/01/06, which was the basis for estimates as presented 12/13/06. Prices reflect quoted forward on-peak monthly prices for 2007.
(2) Pricing as of 1/30/07, which was the basis for estimates as presented 2/27/07. Prices reflect actual day ahead settlement prices for Jan. 1 – Jan. 30 and quoted forward monthly prices for Jan. 31 – Dec. 2007.
(3) Percentage change calculated based on Generation EBITDA estimates of a range of $1,135-1,235 MM as presented 2/27/07.
(12-Month Average $/MMBtu)
$900
$1,000
$1,100
$1,200
$1,300
$6.00 Gas $8.00 Gas $10.00 Gas
$920
$1,030
$975
$1,020
$1,130
$1,120
$1,230
$1,175
$1,075
$0
$2
$4
$6
$8
$10
J F M A M J J A S O N D
2006A:  $6.74
2007F (Nov):  $8.05
($/MMBtu)
Natural Gas
2006 Actual
2007 Forward as of 11/01/06
(1)
-- OR --
2007A/F (Jan):  $7.80
2007 Actual/Forward as of 1/30/07
(2)

MARKET IMPLIED HEAT RATES
MARKET IMPLIED HEAT RATES
Market implied heat rates are derived from market gas and power prices, and are impacted by weather and outages in the short-term, and overall supply/demand balance in the longer-term
Changes in market implied heat rates can affect plants in various ways:
Impact to coal plants is primarily as a result of changes to margin based on the difference between power prices and production costs
Roseton more sensitive to spreads based on fuel oil prices than spreads based on natural gas
Impact to gas plants results from changes to margin and volume
Facilities with forward sales commitments, RMR contracts, or tolling arrangements may not be as sensitive to changes in market implied heat rates
In this example, ERCOT market implied heat rates reflect “on-peak” pricing, assuming constant natural gas price:
Spark spread value changes depend on natural gas price assumptions
Example: ~$8.00/MMBtu natural gas x .5 MMBtu/MWh heat rate change = $4.00 spark spread value
OR  ~$10.00/MMBtu natural gas x .5 MMBtu/MWh heat rate change = $5.00 spark spread value
Note: Baseload coal sensitivity to heat rate changes does not apply if power prices are assumed constant with variable natural gas prices.
(1) Average natural gas price as of 11/01/06, which was the basis for estimates as presented 12/13/06.
+ 500 Btu/MWh Base Case - 500 Btu/MWh
On-Peak Power Price ($/MWh) $ 84 $ 80 $ 76
Natural Gas ($/MMBtu)
(1)
$ 8.05 $ 8.05 $ 8.05
Market Implied Heat Rate ~10,500 ~10,000 ~9,500

2007 TOTAL EARNINGS SENSITIVITY TO
MARKET IMPLIED HEAT RATES
2007 TOTAL EARNINGS SENSITIVITY TO
MARKET IMPLIED HEAT RATES
Sensitivities based on “on-peak” power price changes
Estimates based on full-year and nine months of earnings for Dynegy and LS Power assets, respectively
Sensitivities apply only  to 2007 earnings
Assumes constant natural gas price of $8.05/MMBtu and heat rate changes are for a full year
Coal and fuel-oil plant impacts primarily driven by changes in power prices
Combined cycle sensitivities impacted by spark spread value and associated changes in run-time
Peakers run when economical but have minimal impact in current pricing environment; however, if market implied heat rates continue to increase, peakers will add increased upside potential
Market Implied
Heat Rate Movement Coal/Fuel Oil Gas Total
+ 1,500 Btu/MWh $105 $125 $230
+ 500 Btu/MWh $40 $35 $75
- 500 Btu/MWh -$25 -$30 -$55
- 1,500 Btu/MWh -$75 -$95 -$170
Generation EBITDA Sensitivity ($ in MM)
Note: EBITDA  calculations exclude purchase accounting adjustments, which will impact the value of the LS Power fleet when recorded upon transaction close.

Closing Price of Dynegy Common Stock
Closing Price of DHI 8.375%
Senior Unsecured Notes Due 2016
RECENT PRICE PERFORMANCE
RECENT PRICE PERFORMANCE
Dynegy common stock and unsecured bond prices have steadily risen since announcement of LS Power combination, illustrating, in part, both the equity and fixed income market’s favorable perception of the proposed merger
Voting for the combination is important…a failure to vote is a vote “against” the deal
$5
$6
$7
$8
9/15/06 10/15/06 11/15/06 12/15/06 1/15/07 2/15/07
$100
$103
$106
$109
9/15/06 10/15/06 11/15/06 12/15/06 1/15/07 2/15/07
9/15/06:
$6.07
2/21/07:
$8.00
9/15/06:
$101.50
2/21/07:
$108.25

UPCOMING EVENTS
UPCOMING EVENTS
File Dynegy Inc. 2006 Form 10-K
New York:  Investor Meetings on February 28
New York:  UBS 2007 Natural Gas & Electric Utilities Conference on March 1
New York: Morgan Stanley Global Electricity & Energy Conference on March 14
Houston:  Merrill Lynch Texas Power & Gas Day on March 20
Houston:  Special Meeting of Shareholders on March 29
Special Meeting of Shareholders on March 29
VOTING “FOR” the Dynegy/LS Power Merger is Important
A Failure to Vote is a Vote “Against” the Deal

Appendix

NEW DYNEGY PORTFOLIO
NEW DYNEGY PORTFOLIO
Scale and scope in key regions
Note: Plum Point 1 currently under construction. MW totals exclude development and repowerings, opportunities for which exist at Bridgeport, Griffith,
Morro Bay, Moss Landing, Oakland and South Bay.  Dynegy has entered into an agreement to sell the 351-MW Calcasieu peaking facility in Louisiana, the closing of which is expected in early 2008.
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
LS Power - Operating
Coal
Gas
Gas/Oil
Wind
LS Power - Development
Dynegy Inc.
Midwest
9,495 MW
Northeast
3,809 MW
Transmission
Total
20,044 MW
West
6,740 MW
Dynegy Inc. – Potential Sale

DIVERSIFIED AND BALANCED PORTFOLIO
DIVERSIFIED AND BALANCED PORTFOLIO
Northeast
23.4%
Midwest
63.4%
South
13.2%
Northeast
12.9%
Midwest
24.6%
West
62.5%
Intermediate
19.2%
Peaking
45.3%
Baseload
35.5%
Intermediate
25.8%
Peaking
41.7%
Baseload
32.5%
Peaking
36.5%
Baseload
28.3%
Intermediate
35.2%
Fuel
Diversity
Coal/Oil 20.9%
Dual Fuel 6.5%
Gas -
CCGT
33.4%
Gas -
Simple Cycle
39.2%
Portfolio diversified through geographic locations,
fuel and dispatch types
Dynegy
Capacity
LS Power
Capacity
Combined
Capacity
Geographic
Diversity
Dispatch
Diversity
Note: Includes MWs for assets to be sold or considered for divestiture.  Dynegy has entered into an agreement to sell the 351-MW Calcasieu peaking facility in Louisiana, the closing of which is expected in early 2008. Other possible divestitures include the Bluegrass, Cogen Lyondell and Heard
County generation facilities.
Northeast
19.0%
Midwest
47.4%
South
7.5%
West
26.1%

DYNEGY

RESULTS OF OPERATIONS	3 Months Ended Dec. 31		12 Months Ended Dec. 31	
	2005	2006	2005	2006
GEN - Midwest	$ 75	$ 92	$ 355	$ 378
GEN - Northeast	(11)	5	53	88
GEN - South	(22)	(42)	(4)	(34)
Total Generation Business	$ 42	$ 55	$ 404	$ 432
CRM	(414)	31	(640)	34
Other[1]	1,086	(29)	986	(100)
EBITDA	$ 714	$ 57	$ 750	$ 366
Depreciation and Amortization[2]	(56)	(56)	(258)	(230)
Interest Expense and Debt Conversion Costs[2]	(118)	(72)	(442)	(631)
Income Tax Benefit Expense[2]	(242)	13	40	162
Net Income (Loss)	$ 298	$ (58)	$ 90	$ (333)
Less: Preferred Stock Dividends	5	-	22	9
Net Income (Loss) Applicable to Common Shareholders	$ 293	$ (58)	$ 68	$ (342)
Diluted Earnings (Loss) Per Share	$ 0.74	$ (0.12)	$ 0.18	$ (0.75)
Significant Items (After-Tax)[3] - Included in Net Income (Loss) Above				
Debt Conversion Costs	$ -	$ -	$ -	$ (159)
Sithe Subordinated Debt Exchange Charge	-	-	-	(23)
Acceleration of Financing Costs	-	-	-	(23)
Impairments of Assets and Equity Investments	(30)	(32)	(35)	(99)
Legal and Settlement Charges	(6)	-	(197)	(34)
Toll Settlement/Restructuring Charges	(236)	-	(345)	-
Discontinued Operations	681	21	778	24
Tax - Release of Valuation Allowance/Other	(23)	(29)	89	(29)
CASH FLOW PROVIDED BY (USED IN) OPERATIONS	$ 148	$ (14)	$ (30)	$ (194)

REPORTED FINANCIAL PERFORMANCE
($ in MM, except per share amounts)
REPORTED FINANCIAL PERFORMANCE
($ in MM, except per share amounts)
(1) Includes financial results from discontinued operations.
(2) Includes results from continuing and discontinued operations.
(3) Reflects amounts included on the significant items schedule attached to the 4Q/year-end 2006 earnings release.

$0
$30
$60
$90
J F M A M J J A S O N D
COMMODITY PRICING
COMMODITY PRICING
($/MWh)
2006 Actual 2007 Forward as of 11/01/06 (1) 2007 Actual/Forward as of 1/30/07 (2)
Cin Hub/Cinergy
2006A: $51.58
2007F (Nov): $59.04
2007A/F (Jan): $59.34
(1) Pricing as of 11/01/06, which was the basis for estimates as presented 12/13/06.  Prices reflect quoted forward on-peak monthly prices for 2007.
(2) Pricing as of 1/30/07, which was the basis for estimates as presented 2/27/07.  Prices reflect actual day ahead on-peak settlement prices for
Jan. 1 – Jan. 30 and quoted forward on-peak monthly prices for Jan. 31 – Dec. 2007.
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
New York Zone G
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
ERCOT
($/MWh)
$0
$25
$50
$75
$100
J F M A M J J A S O N D
($/MWh)
NP-15
($/MWh)
2006A: $75.84
2007F (Nov): $88.75
2007A/F (Jan): $88.00
2006A: $63.09
2007F (Nov): $75.47
2007A/F (Jan): $74.87
2006A: $61.15
2007F (Nov): $75.13
2007A/F (Jan): $75.56

2007 CASH FLOW ESTIMATES: GAAP BASIS
2007 CASH FLOW ESTIMATES: GAAP BASIS
Development capex related to Plum Point of $155 MM expected to be funded from Plum Point’s restricted cash
Net proceeds from asset sales and acquisition includes $200 MM from potential generation asset sales, offset by $100 MM cash paid to LS Power and $45 MM expected transaction costs
Other OCF includes all interest payments, including Sithe interest previously recorded in GEN, as well as Plum Point cash interest of $30 MM funded from Plum Point’s restricted cash
Note:  2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 11/01/06 and assume closing of the LS Power transaction at end 1Q 2007.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Asset sale proceeds in the range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets.  Divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow.
As Presented December 13, 2006; Based on Price Curves as of November 1, 2006
($ in millions) GEN OTHER 2007 Total
GAAP OCF $ 1,170-1,260 $ (570-560) $ 600-700
GAAP ICF
Capex - Maintenance (155) (15) (170)
Capex - Consent Decree (90) - (90)
Capex - Plum Point Development (155) - (155)
Investment in Development Portfolio - (10) (10)
Proceeds from Asset Sales and Acquisition Costs, Net
(1)
200 (145) 55
Change in Restricted Cash 155 30 185
Free Cash Flow $ 415-515
Add Back: Acquisition Costs 145
Less: Proceeds from Asset Sales
(1)
(200)
Free Cash Flow - Core Business $ 360-460

2007 EARNINGS ESTIMATES: GAAP BASIS
2007 EARNINGS ESTIMATES: GAAP BASIS
As Presented December 13, 2006; Based on Price Curves as of November 1, 2006
($ in millions)       Midwest     West     Northeast       Total GEN         OTHER 2007 Total
EBITDA Estimates $ 745-795 $ 215-235 $ 175-205 $ 1,135-1,235 $ (115-105) $ 1,020-1,130
Depreciation (180)               (45)                 (40)                 (265)                  (15)                 (280)
Interest (435)
Tax Expense (115-160)
Net Income Applicable to Common Shareholders - GAAP $ 190-255
Earnings Per Share
(1)
$ 0.25-0.34
Note:  2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 11/01/06 and assume closing of the LS Power transaction at end 1Q 2007, excluding purchase accounting adjustments.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Reduced 2007 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could result in impairment charges.
(1) Calculated based on 755 MM weighted-average shares outstanding.
Other includes G&A costs of approximately $160 MM, primarily offset by interest income
Interest expense of $435 MM includes approximately $30 MM for Plum Point
Estimates exclude purchase accounting adjustments to be recorded upon closing of LS
Power transaction
Earnings may be more volatile as many of the forward sales commitments associated with the LS Power portfolio are marked-to-market under GAAP, which may create variances between earnings and cash flows in certain periods

DYNEGY STAND-ALONE 2007 ESTIMATES:
GAAP BASIS
DYNEGY STAND-ALONE 2007 ESTIMATES:
GAAP BASIS
Dynegy stand-alone expected to have positive
net income and free cash flow in 2007
EBITDA includes G&A expenses of
approximately $140 MM
OCF adjustment primarily related to cash
received in 2006 for 2007 forward sales
Note:  2007 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of 1/30/07.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Asset sale proceeds in a range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets.
Divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow. Proceeds from the expected sale of
Calcasieu are assumed to be received in early 2008.
Based on Price Curves as of January 30, 2006
($ in millions) 2007 Total ($ in millions) 2007 Total
EBITDA Estimates $ 770-830 Previous GAAP OCF $ 410-460
Depreciation (230) Adjustments (Approximate)
Interest (275) Timing of Receipts and Payments (100)
Tax Expense (100-125)
New GAAP OCF Estimates $ 310-360
Net Income Applicable to Common Shareholders - GAAP $ 165-200 GAAP ICF
Capex - Maintenance (140)
Capex - Consent Decree (90)
Proceeds from Asset Sales
(1)
200
Free Cash Flow $ 280-330
Less: Proceeds from Asset Sales
(1)
(200)
Free Cash Flow - Core Business $ 80-130

DEBT AND OTHER OBLIGATIONS CHART –
AS OF 12/31/06 ($ in MM)
DEBT AND OTHER OBLIGATIONS CHART –
AS OF 12/31/06 ($ in MM)
Dynegy Inc..
Dynegy Power Corp.
Central Hudson
(3)
$801
Dynegy Holdings Inc.
Revolver
(1)
$0
Synthetic LC Facility
(2)
$200
Second Secured Notes $11
Sr. Unsec. Notes/Debentures
$2,397
Subordinated Debentures $200
Sithe Energies
Senior Debentures
(4)
$447
Secured
Key
Secured Non-Recourse
Unsecured
(1) Represents drawn amounts under the revolver as of 12/31/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis.  Amount reflects PV (10%) of future lease payments as of 12/31/06.
(4) Includes approximately $19 MM as of 12/31/06 that was paid 1/02/07.
Total: $4.1 B

DEBT AND LEASE OBLIGATIONS ($ in MM)
DEBT AND LEASE OBLIGATIONS ($ in MM)
Net decrease from 12/31/05 to 12/31/06 primarily
reflects the following:
$1.7 B repayment of SPNs
$225 MM repayment of convertible subordinated
debentures
$400 MM redemption of Series C preferred
$419 MM elimination of Sithe subordinated debt,
offset by
$1,047 MM addition of senior unsecured notes due
2016
$200 MM addition of term credit facility due 2012
12/31/03 12/31/04 12/31/05 12/31/06
Secured Obligations 4,087 $             2,536 $             1,749 $             211 $
Secured Non-Recourse Obligations -                   -                   885                  447
Unsecured Obligations 2,891                2,587                2,583                3,398
Preferred 411                  400                  400                  -
Total Obligations 7,389 $             5,523 $             5,617 $             4,056 $
Cash on Hand 477 $                628 $                1,549 $             371 $
Note:  Debt includes par value debt obligations and obligations for Central Hudson.  Debt as of 12/31/06: (1) includes approximately $19 MM of
Sithe senior debt that was paid 1/02/07; and (2) excludes $470 MM revolving credit facility due 2009 as it is currently undrawn.
$7,389
$5,523
$5,617
$4,056
12/31/03 12/31/04 12/31/05 12/31/06

DEBT MATURITY PROFILE ($ in MM)
DEBT MATURITY PROFILE ($ in MM)
$60
$40
$269
$57
$0
$1,584
$687
$568
$10
$575
$982
12/31/05: $4.8 B
Note: Annual maturities reflect par value debt obligations, excluding Central Hudson lease payments. Debt as of 12/31/06: (1) includes $19 MM of Sithe senior debt in 2007 that was paid 1/02/07; (2) excludes $470 MM revolving credit facility due 2009 as it is currently undrawn; and (3) excludes LS Power debt of approximately $1.9 B expected to be assumed upon the closing of the transaction at end 1Q 2007.
2006 2007 2008 2009 2010 2011
2012
2013 2014 2015 2016+
$0
$59
$44
$57
$0
$1,597
$73
$568
$0
$775
$82
2006 2007 2008 2009 2010 2011 2012
2013 2014 2015 2016+
12/31/06: $3.3 B

COLLATERAL POSTED ($ in MM)
COLLATERAL POSTED ($ in MM)
Collateral reduced from year-end 2005
Decrease in generation business collateral due to decreased prices, expiration of certain hedge positions and West Coast Power sale completion
CRM decrease due to price changes and contract expirations
Increase in generation collateral from year-end 2006 primarily due to increased facility run-times
$0
$50
$100
$150
$200
$250
$300
$350
$400
12/31/05 12/31/06 2/22/07
CRM 91 $         54 $         50 $
GEN 280          134          178
Other 10            7             7
Total 381 $       195 $       235 $
Cash 122 $       38 $         40 $
LCs 259          157          195
Total 381 $       195 $       235 $
12/05                  3/06                 6/06                 9/06                 12/06

LIQUIDITY ($ in MM)
LIQUIDITY ($ in MM)
Decrease in cash on hand from 3/31/06 primarily due to liability management activities and repayment of debt obligations, offset by receipt of proceeds from issuance of new unsecured notes and equity offering
Liquidity figure above excludes $38 MM cash collateral posted as of 12/31/06
Cash Availability
$1,620
12/31/05
3/31/06
$1,913
9/30/06
$846
6/30/06
$864
12/31/06
$878

LS POWER DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 3/31/07 ($ in MM)
LS POWER DEBT AND OTHER OBLIGATIONS
PRO FORMA AS OF 3/31/07 ($ in MM)
1st Lien Debt $ 1,500 MM
2nd Lien Debt 200 MM
Operating Assets $ 1,700 MM
Plum Point, Net 202 MM
Total $ 1,902 MM
Total LS Power
Amounts Outstanding
Key
Secured Non-Recourse
Kendall
1
st
Lien LC Facility             $0
1
st
Lien Term Loan         $402
Ontelaunee
1
st
Lien Term Loan      $95
2
nd
Lien Term Loan     $50
LSP Gen Finance Co.
1
st
Lien Term Loans                   $933
2
nd
Lien Term Loan                    $150
$100 MM 1
st
Lien Revolver (1) $0
1
st
Lien LC Facilities (1) $0
Plum Point Energy Assoc.
1
st
Lien Term Loan (3) $356
2
nd
Lien Term Loan (3) $147
$50 MM 1
st
Lien Rev. (1) $0
Synthetic LC Facility (4) $0
Tax Exempt Notes (3) $100
Sub-Total $603
Less: Cash (5) ($401)
Total, Net $202
LS Power Portfolio
Griffith
1
st
Lien Facility (2) $70
Note: Represents pro forma debt balances as of 3/31/07. Plum Point is expected to be consolidated in Dynegy’s financial results, but the facility will be only net 40% owned by the new company.
(1) Revolver facilities assumed to be undrawn as of 3/31/07.  LSP Gen Finance Co. First Lien LC Facilities totaling $650 MM exclude $514 MM letters of credit posted as of January 2007.
(2) First lien facility to be entered into upon expected closing of transaction.
(3) Does not reflect a total of $401 MM restricted cash.
(4) $102 MM Synthetic LC Facility is undrawn and collateralizes tax exempt notes.
(5) Restricted cash expected to be approximately $401 MM as of 3/31/07.

GENERATION ASSET LIST
GENERATION ASSET LIST
Net Primary Dispatch NERC
Region/Facility Location  Capacity
(1)
Fuel Type  Type  Region
MIDWEST
Baldwin Baldwin, IL 1,800 Coal Baseload MISO
Havana
Units 1-5 Havana, IL 228 Oil Peaking MISO
Unit 6 Havana, IL 441 Coal Baseload MISO
Hennepin Hennepin, IL 293 Coal Baseload MISO
Oglesby Oglesby, IL 63 Gas Peaking MISO
Stallings Stallings, IL 89 Gas Peaking MISO
Tilton Tilton, IL 188 Gas Peaking MISO
Vermilion
Units 1-2 Oakwood, IL 164 Coal/Gas Baseload MISO
Unit 3 Oakwood, IL 12 Oil Peaking MISO
Wood River
Units 1-3 Alton, IL 119 Gas Peaking MISO
Units 4-5 Alton, IL 446 Coal Baseload MISO
Kendall Minooka, IL 1,200 Gas - CCGT Intermediate PJM
Ontelaunee Ontelaunee Township, PA 580 Gas - CCGT Intermediate PJM
Rocky Road
(2)
East Dundee, IL 330 Gas Peaking PJM
Riverside/Foothills Louisa, KY 960 Gas Peaking PJM
Rolling Hills Wilkesville, OH 965 Gas Peaking PJM
Renaissance Carson City, MI 776 Gas Peaking MISO
Plum Point
(3)
Osceola, AR 265 Coal Baseload SERC
Bluegrass
(4)
Oldham County, KY 576 Gas Peaking SERC
Midwest Combined 9,495
NORTHEAST
Independence Scriba, NY 1,064 Gas - CCGT Intermediate NYISO
Roseton
(5)
Newburgh, NY 1,185 Gas/Oil Intermediate NYISO
Bridgeport Bridgeport, CT 527 Gas - CCGT Baseload ISO-NE
Casco Bay Veazie, ME 540 Gas - CCGT Baseload ISO-NE
Danskammer
Units 1-2 Newburgh, NY 123 Gas/Oil Peaking NYISO
Units 3-4
(5)
Newburgh, NY 370 Coal/Gas/Oil Baseload NYISO
Northeast Combined 3,809

GENERATION ASSET LIST (CONT.)
GENERATION ASSET LIST (CONT.)
Net Primary Dispatch NERC
Region/Facility Location  Capacity
(1)
Fuel Type  Type Region
WEST
Moss Landing
Units 1-2 Monterrey County, CA 1,020 Gas - CCGT Baseload CAISO
Units 6-7 Monterrey County, CA 1,509 Gas Peaking CAISO
Morro Bay
(6)
Morro Bay, CA 650 Gas Peaking CAISO
South Bay Chula Vista, CA 706 Gas Peaking CAISO
Oakland Oakland, CA 165 Oil Peaking CAISO
Arlington Valley Arlington, AZ 585 Gas - CCGT Intermediate WECC
Griffith Golden Valley, AZ 558 Gas - CCGT Intermediate WECC
Calcasieu
(7)
Sulphur, LA 351 Gas Peaking SERC
Heard County (4) Heard County, GA 539 Gas Peaking SERC
Black Mountain
(8)
Las Vegas, NV 43 Gas Baseload WECC
Cogen Lyondell
(4)
Houston, TX 614 Gas - CCGT Baseload ERCOT
West Combined 6,740
TOTAL DYNEGY GENERATION 20,044
(8) Dynegy owns a 50% interest in this facility and the remaining 50% interest is held by Chevron.  Total generating capacity of this facility is 85 MW.
(1) Unit capabilities are based on winter capacity.
(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the
Danskammer facility in 2001.  Cash lease payments extend until 2029 and include $108 MM in 2007, $144 MM in 2008,
$141 MM in 2009, $95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.
(3) Under construction.  Represents net 40% ownership.
(2) Excludes 28 MW of capacity for Unit 3, which is not available during cold weather because of winterization requirements.
(6) Represents generating capacity of units 3 and 4.  Units 1 and 2, with a combined net generating capacity of 352
MW, are currently in layup status and out of operation.
(4) Dynegy is conducting a portfolio review and may consider divesting certain assets that (a) are primarily peaking in nature and generally operate in locations where market recovery is projected to occur much further in the future than in other regions in which the company will have a significant asset position, or (b) could present value propositions through potential dispositions not likely to be achieved through continued ownership and operation by the company.
Based on this review, the Bluegrass, Cogen Lyondell and Heard County generation facilities could be targets for sale in
2007.
(7) Dynegy has entered into an agreement to sell this generation facility, the closing of which is expected in early
2008.